UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2008 (April 2, 2008)
Date of Report (Date of earliest event reported)

HC INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52197	04-3570877
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

10 Progress Drive, Suite 200
Shelton, CT 06484
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (203) 925-9600

Six Corporate Drive, Suite 420
Shelton, CT 06484
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding HC Innovation's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks include the HC Innovation's entry into new commercial businesses, the risk of obtaining financing, delays in obtaining regulatory approvals, recruiting and retaining qualified personnel, potential litigation and other risks described in the HC Innovation's Securities and Exchange Commission filings. Risk factors, cautionary statements and other conditions which could cause HC Innovation's actual results to differ from management's current expectations are contained in HC Innovation's filings with the Securities and Exchange Commission. HC Innovations undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 2, 2008 HC Innovations, Inc. (“HCI” or the “Company”) issued a press release relating to its financial results for its 2007 fourth quarter and year-end, which ended December 31, 2007.

A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by HCI under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.

Exhibit Number	Description

99.1*	HC Innovations, Inc. Press Release, dated April 2, 2008, entitled “HC Innovations Reports Fourth Quarter and 2007 Annual Results.”

* Filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

April 3, 2008		HC INNOVATIONS, INC.

	By:	/s/ David Chess, MD
Name: David Chess, MD
Title: Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1*	HC Innovations, Inc. Press Release, dated April 2, 2008, entitled “HC Innovations Reports Fourth Quarter and 2007 Annual Results.”

* Filed herewith.